SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                   FORM 8-K

                                 CURRENT FORM


                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

            Date of Report (Date of earliest event reported)

                                July 31, 1995


                              Ideon Group, Inc.
            --------------------------------------------------
            (Exact name of registrant as specified in charter).


       Delaware                   1-11465                59-3293212
----------------------------    -----------           ------------------
(State or other jurisdiction    (Commission           (IRS Employer
of incorporation)               File Number)          Identification No.)


       7596 Centurion Parkway, Jacksonville, Florida       32256
       ---------------------------------------------    ----------
         (Address of principal executive offices)       (zip code)


                       Registrant's telephone number,
                   including area code:  (904) 218-1800


                                  N/A
     -------------------------------------------------------------
     (Former name or former address, if changed since last report).

Item 5.     Other Events.

      Reference is made to Registrant's press release filed as an exhibit to this Form 8-K.


Item 7.     Financial Statements, Pro Forma Financial Information and
            Exhibits.

            (c) Exhibits.
              (20) Press Release dated July 31, 1995.



                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              IDEON GROUP, INC.


                                        By:     G. THOMAS FRANKLAND
                                              -----------------------
                                        Name:   G. Thomas Frankland
                                        Title:  Vice Chairman and
                                                Chief Financial Officer



August 3, 1995